Dreyfus Premier

      Developing Markets Fund


      SEMIANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Developing Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Developing Markets Fund covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

A number of global economic and political factors continued to erode the value of most international stocks during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the global economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. In addition, in most markets higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the international stock market. While history suggests that stock prices should rebound if the global economy strengthens, we believe that the economy is unlikely to make significant gains until current geopolitical
uncertainties    are    resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003

2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Developing Markets Fund perform relative to its benchmark?

For the six-month period ended March 31, 2003, the fund's Class A shares produced a 0.50% total return, Class B shares returned 0.12%, Class C shares returned 0.12%, Class R shares returned 0.55% and Class T shares returned 0.43%.
1) This compares with the 3.58% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), the fund's benchmark, for the same period.(2)

We attribute the fund's and the market's generally modest returns to the effects of rising geopolitical tensions and ongoing economic uncertainty. In addition, our country allocation strategy caused the fund's returns to underperform the benchmark' s return, primarily because we placed a greater emphasis on companies in India, a country we have favored for some time now, rather than those in Latin America, a region that produced the highest returns for the six-month period.

On a separate note, shareholders will notice that the fund's name has changed; however, the change did not result in any changes to the fund's investment
strategies    or    management    style.

What is the fund's investment approach?

The fund seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of assets or operations, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than
economic   and  industry  trends,  the  fund  focuses  on  three  key  factors:

*VALUE,  or  how  a  stock  is valued relative to its intrinsic worth based on
traditional    value    measures;

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

*BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a
price    increase    near    term    or    midterm.

What other factors influenced the fund's performance?

Like their counterparts in the developed markets, emerging market stocks were adversely affected during the reporting period by a number of economic and market factors, including generally disappointing economic growth and rising
geopolitical    tensions    in    Iraq    and   on   the   Korean   peninsula.

From a regional perspective, stocks in Brazil made large positive contributions to the fund' s performance during the reporting period. Brazil's newly elected president has been assertive in formulating economic reforms that seek to promote fiscal austerity and central bank autonomy. These factors helped drive Brazilian stocks higher, especially within the financial sector. In addition, stocks in most of Latin America, including Argentina, Chile and Mexico, staged a strong rally during the reporting period, largely because of stronger economic conditions in the region.

Stocks in many Asian countries, however, reported weak returns during the reporting period. The most notable setbacks stemmed from South Korean stocks, which declined due to mounting tensions with North Korea, as well as Taiwanese technology companies that suffered from low levels of corporate spending in an
uncertain    economic    environment.

In China, however, robust economic growth has lifted many stocks. The fund benefited from individual stock selections in China that produced better returns than the benchmark. While it' s true that the SARS outbreak has created difficulties for the country in general, China continued to generate one of the higher economic growth rates in the world. We are closely watching the situation to gauge its potential impact on our holdings in the Asian region.

Finally,  stock  prices  throughout  the  emerging  markets  were  supported  by investors  flocking  to  the  relative  safety  of  commodity  stocks. Generally
speaking,    emerging    markets    contain    large    reserves    of    raw

4

materials, including precious metals, base metals and oil and gas, and as a result their stock markets benefited from heightened investor demand. Among the fund' s top-performing commodity-related stocks were a Brazilian petroleum company, a Chinese aluminum company, a metals and mining firm in South Africa
and    an    Indian    oil    company.

What is the fund's current strategy?

As of the end of the reporting period, we have taken profits in several Taiwanese technology companies, choosing instead to build a larger position in South Korean telecom and steel companies, where we have found stocks selling at what we believe to be attractive prices. We also have continued to evaluate opportunities in Asia, where recent price weakness has created interesting opportunities. Positions have been trimmed in Latin America following the recent rally, and we have continued to favor companies in India that, in our view, are attractively priced and well-positioned to capitalize on the country's growing consumer demand and economic reform program. Of course, we are sensitive to market volatility and consistently work to manage risk by diversifying investments across a wide range of countries, industries and individual companies.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--7.6%

Banco Itau, ADR                                                                                   3,650                   98,878

Companhia de Saneamento Basico do Estado de Sao Paulo                                             2,540                   61,756

Empresa Brasileira de Aeronautica, ADR                                                            5,950                   68,960

Petroleo Brasileiro, ADR                                                                         10,500                  159,075

Tele Celular Sul Participacoes, ADR                                                               3,900                   27,690

Tele Norte Leste Participacoes, ADR                                                              11,268                   92,961

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                     4,580                   92,058

                                                                                                                         601,378

CHINA--3.0%

PetroChina, Cl. H                                                                               350,000                   73,595

Qingling Motors, Cl. H                                                                          164,000                   23,550

Shandong International Power Development, Cl. H                                                 245,000                   54,343

Sinopec Shanghai Petrochemical, Cl. H                                                           155,000  (a)              26,034

Sinopec Yizheng Chemical Fibre, Cl. H                                                           420,700                   56,636

                                                                                                                         234,158

CROATIA--.8%

Pliva d.d., GDR                                                                                   5,400  (b)              62,441

CZECH REPUBLIC--.8%

Ceske Energeticke Zavody                                                                         19,000                   63,094

EGYPT--1.1%

Commercial International Bank, GDR                                                                6,400  (b)              30,080

Orascom Construction Industries                                                                   5,572                   30,942

Suez Cement, GDR                                                                                  4,792  (b)              28,872

                                                                                                                          89,894

HONG KONG--3.9%

China Mobile (Hong Kong)                                                                         66,000                  130,739

China Mobile (Hong Kong), ADR                                                                     4,800                   47,520

China Resources Enterprise                                                                       80,000                   64,107

Shanghai Industrial                                                                              46,000                   67,530

                                                                                                                         309,896

HUNGARY--2.7%

EGIS                                                                                                550                   17,071

Gedeon Richter                                                                                    1,260                   79,270

MOL Magyar Olaj-es Gazipari                                                                       2,500                   55,873

Magyar Tavkozlesi                                                                                18,900                   64,441

                                                                                                                         216,655

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA--10.2%

Gail India, GDR                                                                                   8,500  (b)              78,625

Grasim Industries, GDR                                                                            3,300  (b)              22,605

Hindalco Industries, GDR                                                                          6,800  (b)              76,500

ICICI Bank, ADR                                                                                   9,550  (a)              60,165

ITC                                                                                               6,426                   85,033

Mahanagar Telephone Nigam                                                                        62,000                  122,887

Mahindra & Mahindra                                                                              12,000                   25,147

Reliance Industries                                                                              30,500                  177,585

Satyam Computer Services                                                                         11,700                   43,604

State Bank of India, GDR                                                                          3,600  (b)              52,164

Tata Engineering & Locomotive, GDR                                                               19,200  (a,b)            63,360

                                                                                                                         807,675

INDONESIA--2.4%

PT Gudang Garam                                                                                  51,000                   42,397

PT Indofood Sukses Makmur                                                                       837,000                   56,417

PT Indonesian Satellite                                                                          39,000                   33,298

PT Telekomunikasi Indonesia                                                                     135,000                   54,977

                                                                                                                         187,089

ISRAEL--2.1%

Bank Hapoalim                                                                                    72,300  (a)             102,044

Check Point Software Technologies                                                                 3,000  (a)              43,410

Supersol                                                                                         12,000                   18,367

                                                                                                                         163,821

MALAYSIA--2.7%

Genting                                                                                          13,000                   44,131

Malaysia International Shipping                                                                  41,500                   81,908

Sime Darby                                                                                       65,800                   90,042

                                                                                                                         216,081

MEXICO--10.6%

Apasco                                                                                            4,500                   26,762

Cemex                                                                                            12,794                   44,886

Coca-Cola Femsa, ADR                                                                              4,300                   73,702

Consorcio ARA                                                                                    11,800  (a)              18,314

Controladora Comercial Mexicana (Units)                                                         121,300                   57,493

Desc, Ser. B                                                                                    134,600                   45,784

Grupo Aeroportuario del Sureste, ADR                                                              3,500                   39,025

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEXICO (CONTINUED)

Grupo Continental                                                                                42,000                   55,818

Grupo Financiero BBVA Bancomer, Ser. B                                                           68,200  (a)              52,291

Kimberly-Clark de Mexico, Ser. A                                                                 81,000                  181,347

Telefonos de Mexico, Ser. L, ADR                                                                  7,960                  236,571

                                                                                                                         831,993

PHILIPPINES--2.3%

ABS-CBN Broadcasting                                                                            109,400  (a)              21,461

Bank of the Philippine Islands                                                                   90,360                   56,554

Manila Electric, Cl. B                                                                          177,900  (a)              41,546

Philippine Long Distance Telephone                                                                8,000  (a)              47,081

Philippine Long Distance Telephone, ADR                                                           2,350  (a)              13,560

Universal Robina                                                                                 55,000                    3,108

                                                                                                                         183,310

POLAND--3.0%

Bank Przemyslowo-Handlowy PBK                                                                       667                   39,613

KGHM Polska Miedz                                                                                32,330  (a)              95,413

Polski Koncern Naftowy Orlen                                                                     12,457                   50,740

Telekomunikacja Polska                                                                           19,100  (a)              53,806

                                                                                                                         239,572

RUSSIA--1.7%

LUKOIL, ADR                                                                                       2,450                  134,750

SOUTH AFRICA--8.9%

ABSA                                                                                             19,500                   72,661

Bidvest                                                                                          17,000                   85,969

Metro Cash and Carry                                                                            247,103  (a)              54,807

Nampak                                                                                           65,700                   95,759

Nedcor                                                                                           13,700                  152,799

Sasol                                                                                             6,800                   74,980

Shoprite                                                                                         40,000                   28,643

Steinhoff International                                                                          93,856                   59,477

Tiger Brands                                                                                     10,900                   79,297

                                                                                                                         704,392

SOUTH KOREA--16.6%

CJ                                                                                                2,640                   75,866

Cheil Communications                                                                                360                   27,338

Hyundai Development                                                                               5,700                   28,887

Hyundai Mobis                                                                                     2,400                   36,930

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Hyundai Motor                                                                                     4,910                   94,197

KT, ADR                                                                                           5,750                   98,727

KT&G, GDR                                                                                         9,350  (b)              65,918

Kookmin Bank                                                                                        600                   14,944

Kookmin Bank, ADR                                                                                 5,042                  115,966

Korea Electric Power                                                                             16,280                  232,943

Korea Exchange Bank Credit Services                                                               5,100  (a)              25,928

LG Card                                                                                           1,400                   19,584

POSCO                                                                                             1,340                  105,508

POSCO, ADR                                                                                        1,000                   19,700

SK Telecom                                                                                          300                   36,691

SK Telecom, ADR                                                                                   1,900                   25,878

Samsung                                                                                          17,510                   83,701

Samsung Electronics                                                                                 620                  140,751

Samsung SDI                                                                                         900                   56,115

                                                                                                                       1,305,572

TAIWAN--9.5%

Accton Technology                                                                                34,000  (a)              28,219

Advanced Semiconductor Engineering                                                              108,440  (a)              57,814

Asustek Computer                                                                                 47,000                   90,072

Elan Microelectronics                                                                            67,595                   44,804

Nan Ya Plastics                                                                                  58,669                   55,964

Quanta Computer                                                                                  40,000                   70,317

SinoPac                                                                                         249,357                   88,029

Taiwan Cellular                                                                                 102,360                   70,206

United Microelectronics                                                                         273,450  (a)             152,092

United Microelectronics, ADR                                                                      5,500  (a)              16,555

Yageo                                                                                           290,600  (a)              73,697

                                                                                                                         747,769

THAILAND--2.8%

PTT Exploration and Production                                                                   19,600                   59,027

Siam Commercial Bank                                                                            101,000  (a)              77,810

Siam Makro                                                                                       20,000                   16,809

Thai Farmers Bank                                                                                82,000  (a)              67,001

                                                                                                                         220,647

TURKEY--.5%

Tupras-Turkiye Petro Rafinerileri                                                             8,072,000                   36,702

                                                                                                                    The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--3.4%

Anglo American                                                                                   11,700                  166,221

Old Mutual                                                                                       85,000                  101,751

                                                                                                                         267,972

TOTAL COMMON STOCKS

   (cost $8,459,615)                                                                                                   7,624,861
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $129,536)                                                                               10,455                   78,782
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,589,151)                                                                97.6%               7,703,643

CASH AND RECEIVABLES (NET)                                                                          2.4%                 190,409

NET ASSETS                                                                                        100.0%               7,894,052

(A)      NON-INCOME PRODUCING.

(B)      SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
         ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
         REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
         2003, THESE SECURITIES AMOUNTED TO $480,565 OR 6.1% OF NET ASSETS.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,589,151    7,703,643

Cash denominated in foreign currencies                     413,994      417,290

Dividends receivable                                                     30,012

Receivable for investment securities sold                                24,526

Receivable for shares of Common Stock subscribed                          7,311

Prepaid expenses                                                         28,838

Due from The Dreyfus Corporation and affiliates                           2,423

                                                                      8,214,043
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         160,900

Payable for investment securities purchased                              99,874

Payable for shares of Common Stock redeemed                               1,256

Accrued expenses                                                         57,961

                                                                        319,991
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,894,052
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,796,641

Accumulated undistributed investment income--net                        (27,859)

Accumulated net realized gain (loss) on investments                  (1,992,124)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (882,606)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,894,052

NET ASSET VALUE PER SHARE

                                Class A              Class B              Class C              Class R              Class T
----------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                4,240,190            2,295,692            1,195,840               37,564              124,766

Shares Outstanding              492,388              276,508              143,301                4,350               14,793
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                   8.61                 8.30                 8.34                 8.64                 8.43

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $11,174 foreign taxes withheld at source)        93,235

EXPENSES:

Management fee--Note 3(a)                                               58,750

Custodian fees                                                          40,092

Auditing fees                                                           32,569

Shareholder servicing costs--Note 3(c)                                  29,484

Registration fees                                                       25,587

Distribution fees--Note 3(b)                                            14,741

Legal fees                                                              11,154

Prospectus and shareholders' reports                                     9,826

Directors' fees and expenses--Note 3(d)                                    714

Loan commitment fees--Note 2                                                84

Miscellaneous                                                            3,672

TOTAL EXPENSES                                                         226,673

Less--expense reimbursement from
  The Dreyfus Corporation due to undertaking--Note 3(a)               (106,147)

NET EXPENSES                                                           120,526

INVESTMENT INCOME-NET                                                  (27,291)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (952,167)

Net realized gain (loss) on forward currency exchange contracts         (1,927)

NET REALIZED GAIN (LOSS)                                              (954,094)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,033,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  79,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    52,004

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment Income--net                            (27,291)               35,172

Net realized gain (loss) on investments          (954,094)               36,056

Net unrealized appreciation
   (depreciation) on investments                1,033,389            (1,067,024)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       52,004              (995,796)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (23,282)                   --

Class R shares                                       (272)                   --

Class T shares                                       (501)                   --

TOTAL DIVIDENDS                                   (24,055)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 16,401,100            21,594,946

Class B shares                                    119,888             3,658,449

Class C shares                                     51,091             1,504,495

Class R shares                                         --               103,813

Class T shares                                     88,208                67,699

Dividends reinvested:

Class A shares                                     20,566                    --

Class R shares                                        272                    --

Class T shares                                        500                    --

Cost of shares redeemed:

Class A shares                                (16,660,425)          (17,836,570)

Class B shares                                   (323,421)           (1,635,487)

Class C shares                                   (273,845)             (385,218)

Class R shares                                     (7,722)              (59,140)

Class T shares                                     (9,449)               (7,284)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               (593,237)            7,005,703

TOTAL INCREASE (DECREASE) IN NET ASSETS          (565,288)            6,009,907
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             8,459,340             2,449,433

END OF PERIOD                                   7,894,052             8,459,340

Undistributed investment income (loss)--net       (27,859)               23,487

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,805,050             2,076,288

Shares issued for dividends reinvested              2,165                    --

Shares redeemed                                (1,834,751)           (1,715,318)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (27,536)              360,970
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        13,547               356,971

Shares redeemed                                   (36,756)             (158,340)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (23,209)              198,631
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         5,845               150,482

Shares redeemed                                   (30,942)              (40,302)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (25,097)              110,180
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                 9,735

Shares issued for dividends reinvested                 29                    --

Shares redeemed                                      (882)               (5,732)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (853)                4,003
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         9,911                 6,571

Shares issued for dividends reinvested                 54                    --

Shares redeemed                                    (1,057)                 (760)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,908                 5,811

(A) DURING THE PERIOD ENDED MARCH 31, 2003, 1,611 CLASS B SHARES REPRESENTING $14,328 WERE AUTOMATICALLY CONVERTED TO 1,554 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 4,843 CLASS B SHARES REPRESENTING $47,570 WERE AUTOMATICALLY CONVERTED TO 4,678 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                      Six Months Ended
                                        March 31, 2003                              Year Ended September 30,
                                                              ---------------------------------------------------------------------
CLASS A SHARES                              (Unaudited)        2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         8.61             7.77         12.67         11.75           7.24         12.50

Investment Operations:

Investment income (loss)--net                  (.01)(b)          .08(b)        .06(b)       (.03)(b)       (.04)(b)       .04

Net realized and unrealized
   gain (loss) on investments                   .06              .76         (3.38)          .95           4.62         (5.30)

Total from Investment Operations                .05              .84         (3.32)          .92           4.58         (5.26)

Distributions:

Dividends from
   investment income--net                      (.05)              --            --            --           (.07)           --

Dividends from net realized
   gain on investments                           --               --         (1.58)           --             --            --

Total Distributions                            (.05)              --         (1.58)           --           (.07)           --

Net asset value, end of period                 8.61             8.61          7.77         12.67          11.75          7.24
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             .50(d)         10.81        (28.51)         7.91          63.71        (42.08)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                       1.12(d)          2.25          2.25          2.25           2.25          1.15(d)

Ratio of net investment income
   (loss) to average net assets                (.15)(d)          .81           .62          (.17)          (.37)          .35(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                     1.10(d)          1.98          3.85          2.21           7.26          2.44(d)

Portfolio Turnover Rate                       51.90(d)         65.03        137.83        140.07         194.20        234.00(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                4,240            4,476         1,235         2,135          1,622           822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                      Six Months Ended
                                        March 31, 2003                                Year Ended September 30,
                                                                -------------------------------------------------------------------
CLASS B SHARES                              (Unaudited)            2002          2001          2000           1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         8.29             7.55         12.46         11.64           7.21         12.50

Investment Operations:

Investment income (loss)--net                  (.04)(b)         (.01)(b)      (.04)(b)      (.10)(b)       (.12)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                   .05              .75         (3.29)          .92           4.59         (5.29)

Total from Investment Operations                .01              .74         (3.33)          .82           4.47         (5.29)

Distributions:

Dividends from
   investment income--net                        --               --            --            --           (.04)           --

Dividends from net realized
   gain on investments                           --               --         (1.58)           --             --            --

Total Distributions                              --               --         (1.58)           --           (.04)           --

Net asset value, end of period                 8.30             8.29          7.55         12.46          11.64          7.21
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                             .12(e)          9.80        (29.07)         7.04          62.29        (42.32)(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                       1.50(e)          3.00          3.00          3.00           3.00          1.54(e)

Ratio of net investment (loss)
   to average net assets                       (.48)(e)         (.05)         (.39)         (.65)         (1.10)         (.04)(e)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                     1.16(e)          2.19          3.64          2.19           7.60          2.48(e)

Portfolio Turnover Rate                       51.90(e)         65.03        137.83        140.07         194.20        234.00(e)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                2,296            2,485           763         1,651            578           120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16


                                    Six Months Ended
                                      March 31, 2003                                Year Ended September 30,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                          (Unaudited)            2002           2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        8.33             7.58          12.50         11.68           7.21         12.50

Investment Operations:

Investment income (loss)--net                 (.04)(b)          .00(b,c)      (.02)(b)      (.08)(b)       (.11)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                  .05              .75          (3.32)          .90           4.61         (5.29)

Total from Investment Operations               .01              .75          (3.34)          .82           4.50         (5.29)

Distributions:

Dividends from
   investment income--net                       --               --             --            --           (.03)           --

Dividends from net realized
   gain on investments                          --               --          (1.58)           --             --            --

Total Distributions                             --               --          (1.58)           --           (.03)           --

Net asset value, end of period                8.34             8.33           7.58         12.50          11.68          7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                            .12(e)          9.89         (29.12)         7.11          62.59        (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                      1.50(e)          3.00           3.00          3.00           3.00          1.53(e)

Ratio of net investment income
   (loss) to average net assets               (.50)(e)          .02           (.16)         (.50)         (1.21)         (.03)(e)

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                    1.15(e)          2.25           3.88          2.12           7.65          2.43(e)

Portfolio Turnover Rate                      51.90(e)         65.03         137.83        140.07         194.20        234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,196            1,403            441           677            389           115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                    Six Months Ended
                                      March 31, 2003                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
CLASS R SHARES                           (Unaudited)            2002           2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       8.64             7.80          12.73         11.77           7.25         12.50

Investment Operations:

Investment income (loss)--net                 .00(b,c)         .10(b)         .01(b)       (.01)(b)       (.01)(b)       .05

Net realized and unrealized
   gain (loss) on investments                 .06              .74          (3.36)          .97           4.61         (5.30)

Total from Investment Operations              .06              .84          (3.35)          .96           4.60         (5.25)

Distributions:

Dividends from
   investment income--net                    (.06)              --             --            --           (.08)           --

Dividends from net realized
   gain on investments                         --               --          (1.58)           --             --            --

Total Distributions                          (.06)              --          (1.58)           --           (.08)           --

Net asset value, end of period               8.64             8.64           7.80         12.73          11.77          7.25
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              .55(d)         10.77         (28.56)         8.16          64.01        (42.00)(d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                     1.00(d)          2.00           2.00          2.00           2.00          1.03(d)

Ratio of net investment income
   (loss) to average net assets               .03(d)           .99            .11          (.05)          (.08)          .47(d)

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                   1.16(d)          1.90           3.02          2.22           6.93          2.44(d)

Portfolio Turnover Rate                     51.90(d)         65.03         137.83        140.07         194.20        234.00(d)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 38               45              9            38            133           116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

18


                                                       Six Months Ended
                                                         March 31, 2003                      Year Ended September 30,
                                                                                  -----------------------------------------------
CLASS T SHARES                                               (Unaudited)              2002            2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               8.45               7.65           12.58           15.75

Investment Operations:

Investment income (loss)--net                                      (.01)(b)            .00(b,c)        .04(b)         (.08)(b)

Net realized and unrealized
   gain (loss) on investments                                       .05                .80           (3.39)          (3.09)

Total from Investment Operations                                    .04                .80           (3.35)          (3.17)

Distributions:

Dividends from investment income--net                              (.06)                --              --              --

Dividends from net realized
   gain on investments                                               --                 --           (1.58)             --

Total Distributions                                                (.06)                --           (1.58)             --

Net asset value, end of period                                     8.43               8.45            7.65           12.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                 .43(e)           10.31          (28.76)         (20.19)(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            1.25(e)            2.50            2.50            1.66(e)

Ratio of net investment income (loss)
   to average net assets                                           (.13)(e)            .03             .41            (.53)(e)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         1.63(e)            2.78            6.12            1.28(e)

Portfolio Turnover Rate                                           51.90(e)           65.03          137.83          140.07
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               125                 50               1               1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Developing Markets Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ) as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

At a meeting held on October 30, 2002, the Board of Directors of Dreyfus Premier Equity Funds, Inc., on behalf of the fund, approved, subject to fund shareholder approval, an Agreement and Plan of Reorganization for the fund to transfer all of its assets, subject to liabilities, to Dreyfus Premier Emerging Markets Fund, a series of Dreyfus International Funds, Inc., (the "Acquiring Fund") in a tax free reorganization in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund. A shareholder meeting originally was scheduled for March 14, 2003, with

20

adjournments to March 28, 2003, April 28, 2003 and May 9, 2003. Shareholders did not approve the proposal as, in each instance, there was not a quorum in attendance at the meeting. The last day of the proxy solicitation period was May 9, 2003.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between

                                                                  The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the amounts of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $874,924 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $133,674 of the carryover expires in fiscal 2009 and $741,250 expires in fiscal 2010.

22

During  the  fiscal  year  ended  September  30,  2002,  the  fund  did  not pay
distributions.   The  tax  character  of  current  year  distributions  will  be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 2002 through September 30, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $106,147 during the period ended March 31, 2003.

During the period ended March 31, 2003, the Distributor retained $4 from commissions earned on sales of the fund's Class T shares, and $4,404 and $1,733 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2003, Class B, Class C and Class T shares were charged $9,505, $5,136 and $100, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, Class A, Class B, Class C and Class T shares were charged $6,720, $3,169, $1,712 and $100, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $6,138 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board mem-

24

bers, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 2003, amounted to $4,559,435 and $5,287,149, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At March 31, 2003, there were no forward currency exchange contracts outstanding.

At March 31, 2003, accumulated net unrealized depreciation on investments was $885,508, consisting of $433,635 gross unrealized appreciation and $1,319,143 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 25

                        For More Information

                        Dreyfus Premier Developing Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  329SA0303




      Dreyfus Premier

      Growth and Income Fund


      SEMIANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Securities Sold Short

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Growth and Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Growth and Income Fund covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. While history suggests that stock prices should rebound  if  the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adhering to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April    15,    2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the six-month period ended March 31, 2003, the fund produced total returns of 3.06% for Class A shares, 2.52% for Class B shares, 2.60% for Class C shares, 3.02% for Class R shares and 1.89% for Class T shares.(1) This compares with the return provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of 5.01% for
the    same    period.(2)

We attribute the fund' s absolute performance largely to positive investor sentiment regarding the prospects for economic growth, which drove markets higher in late October and November 2002. While the fund participated in this rally, much of the market's strength was concentrated in stocks of speculative technology and telecommunications companies, many of which, in our view, lacked sound underlying fundamentals. Since the fund's disciplined investment approach leads us to avoid such stocks, the fund underperformed its benchmark.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The

                                                                The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

portfolio manager uses fundamental analysis to create a broadly diversified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings ("P/E") ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. Income is primarily generated from dividend-paying stocks in which the fund may invest. The manager selects stocks based on:

  * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

  * GROWTH, in this case the sustainability or growth of earnings or cash flow; and

  * FINANCIAL PROFILE, which measures the financial health of the company.

What other factors influenced the fund's performance?

Stocks proved exceptionally volatile during the reporting period, with broad market indices declining during the first 10 days of October 2002, rising sharply through the end of the year, falling again in January and February 2003, and spiking up again in mid-March. These short-term fluctuations were generated by uncertainties regarding the strength of the economy's growth and shifts in sentiment regarding the prospects for, and eventual outbreak of, war in Iraq.

The market enjoyed its sharpest gains from mid-October through late November 2002, when promising data led many investors to anticipate accelerating U.S. economic growth. The rally was concentrated in the beaten-down areas of technology and telecommunications, particularly among more speculative stocks. The fund benefited from the rally to a degree, with especially strong returns from holdings in semiconductor chip and equipment makers such as National
Semiconductor and KLA Tencor. Other well-established hardware and software concerns such as IBM and Microsoft, also contributed positively to the fund's performance. Since the fund generally avoided many of the speculative stocks that had been most hard-hit during the downturn, positive influence on the fund' s performance proved more modest than that of the overall market.

4

The fund succeeded in producing higher returns than the S&P 500 Index in some market sectors, primarily due to individual stock selections. Among industrial stocks, for example, the fund' s performance benefited from an emphasis on technology-related holdings, such as First Data, a facilitator of electronic payments, and Danaher, a scientific instrument maker. In the consumer discretionary area, the fund invested in several companies, such as USA Interactive and Staples, that delivered strong financial results despite declining levels of consumer confidence and seasonally weak revenues for most retailers.

What is the fund's current strategy?

As of the end of the reporting period, the fund held a slightly greater percentage of energy stocks than its benchmark, because oil and gas supplies remained relatively limited in an environment of rising demand. The fund continued to maintain a slightly underweighted position in consumer staple and industrial stocks, most of which we believe to be overvalued by the market at the current time. Our stock selections in most other areas reflect cautious optimism regarding prospects for the economy and the market, with the fund
positioned    for    gradually    increasing   rates   of   economic   growth.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--13.0%

AOL Time Warner                                                                                  28,250  (a)             306,795

Best Buy                                                                                          7,000  (a)             188,790

Carnival                                                                                         19,000                  458,090

Clear Channel Communications                                                                      9,640  (a)             326,989

Comcast, Cl. A                                                                                   11,402  (a)             325,983

Home Depot                                                                                       11,000                  267,960

Lamar Advertising                                                                                 6,600  (a)             193,710

Liberty Media, Cl. A                                                                             34,000  (a)             330,820

McDonald's                                                                                        8,000                  115,680

TJX Cos                                                                                          22,500                  396,000

Target                                                                                           23,000                  672,980

Tiffany & Co                                                                                      9,000                  225,000

USA Interactive                                                                                  15,600  (a)             417,924

Viacom, Cl. B                                                                                    21,170  (a)             773,128

                                                                                                                       4,999,849

CONSUMER STAPLES--7.2%

Altria Group                                                                                      8,000                  239,680

Coca-Cola                                                                                        10,000                  404,800

Colgate-Palmolive                                                                                 3,000                  163,320

Kimberly-Clark                                                                                    4,000                  181,840

Kraft Foods                                                                                      13,500                  380,700

PepsiCo                                                                                          12,000                  480,000

Procter & Gamble                                                                                  8,300                  739,115

UST                                                                                               6,800                  187,680

                                                                                                                       2,777,135

ENERGY--8.9%

Anadarko Petroleum                                                                               12,900                  586,950

Exxon Mobil                                                                                      38,900                1,359,555

Ocean Energy                                                                                     21,800                  436,000

Schlumberger                                                                                     12,000                  456,120

Transocean                                                                                        9,000                  184,050

XTO Energy                                                                                       22,000                  418,000

                                                                                                                       3,440,675

FINANCIALS--21.3%

American Express                                                                                 10,900                  362,207

American International Group                                                                     23,150                1,144,767

Bank of America                                                                                   9,100                  608,244

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS (CONTINUED)

Bank of New York                                                                                 17,000                  348,500

Bank One                                                                                          6,000                  207,720

Citigroup                                                                                        31,166                1,073,669

Countrywide Financial                                                                             4,000                  230,000

Federal Home Loan Mortgage                                                                        7,300                  387,630

Federal National Mortgage Association                                                             8,700                  568,545

FleetBoston Financial                                                                            16,028                  382,749

Goldman Sachs Group                                                                               4,100                  279,128

HSBC Holdings PLC, ADR                                                                            5,511                  281,697

JPMorgan Chase & Co.                                                                              6,200                  147,002

MBNA                                                                                             13,500                  203,175

Marsh & McLennan Cos.                                                                             6,000                  255,780

Morgan Stanley                                                                                   13,400                  513,890

St. Paul Cos.                                                                                     6,000                  190,800

Travelers Property Casualty, Cl. A                                                               20,346                  286,675

Travelers Property Casualty, Cl. B                                                                2,766                   39,028

U.S. Bancorp                                                                                      6,000                  113,880

Wells Fargo                                                                                      12,800                  575,872

                                                                                                                       8,200,958

HEALTH CARE--14.3%

Abbott Laboratories                                                                               6,000                  225,660

Amgen                                                                                             6,000  (a)             345,300

Anthem                                                                                            3,300  (a)             218,625

Bard (C.R.)                                                                                       2,000                  126,120

Becton, Dickinson & Co.                                                                           5,000                  172,200

Bristol-Myers Squibb                                                                              8,900                  188,057

HCA                                                                                              10,100                  417,736

Johnson & Johnson                                                                                 7,900                  457,173

Lilly(Eli) & Co.                                                                                  5,400                  308,610

Merck & Co.                                                                                      12,300                  673,794

Pfizer                                                                                           25,050                  780,558

Pharmacia                                                                                         7,000                  303,100

Teva Pharmaceutical Industries, ADR                                                              10,000                  416,500

WellPoint Health Networks                                                                         6,000  (a)             460,500

Wyeth                                                                                            10,700                  404,674

                                                                                                                       5,498,607

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--8.8%

CSX                                                                                               7,000                  199,640

Danaher                                                                                           5,000                  328,800

Emerson Electric                                                                                  5,000                  226,750

First Data                                                                                        8,000                  296,080

General Electric                                                                                 48,800                1,244,400

Norfolk Southern                                                                                  9,100                  168,896

Raytheon                                                                                          4,800                  136,176

3M                                                                                                2,000                  260,060

Tyco International                                                                               12,000                  154,320

United Technologies                                                                               3,000                  173,340

Waste Management                                                                                  9,000                  190,620

                                                                                                                       3,379,082

INFORMATION TECHNOLOGY--16.7%

Accenture, Cl. A                                                                                 16,300  (a)             252,650

Analog Devices                                                                                    6,900  (a)             189,750

Applied Materials                                                                                14,000  (a)             176,120

Cisco Systems                                                                                    29,000  (a)             374,100

Computer Sciences                                                                                 6,500  (a)             211,575

Dell Computer                                                                                    16,800  (a)             458,808

EMC                                                                                              27,000  (a)             195,210

Hewlett-Packard                                                                                  10,643                  165,499

Intel                                                                                            34,800                  566,544

International Business Machines                                                                   8,900                  698,027

Jabil Circuit                                                                                    15,700  (a)             274,750

KLA-Tencor                                                                                        9,000  (a)             323,478

Microsoft                                                                                        53,400                1,292,814

Motorola                                                                                         25,000                  206,500

National Semiconductor                                                                            6,400  (a)             109,056

Nokia, ADR                                                                                       13,000                  182,130

Oracle                                                                                           41,000  (a)             444,809

Siebel Systems                                                                                   23,000  (a)             184,230

Xilinx                                                                                            5,000  (a)             117,050

                                                                                                                       6,423,100

MATERIALS--3.4%

Alcoa                                                                                             9,000                  174,420

Dow Chemical                                                                                      8,000                  220,880

duPont (E.I.) deNemours                                                                           3,000                  116,580

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MATERIALS (CONTINUED)

International Paper                                                                              11,800                  398,840

PPG Industries                                                                                    5,000                  225,400

Weyerhaeuser                                                                                      4,000                  191,320

                                                                                                                       1,327,440

TELECOMMUNIATION SERVICES--2.6%

BellSouth                                                                                        10,900                  236,203

SBC Communications                                                                               25,000                  501,500

Verizon Communications                                                                            7,000                  247,450

                                                                                                                         985,153

UTILITIES--1.0%

Exelon                                                                                            5,000                  252,050

Progress Energy                                                                                   3,000                  117,450

                                                                                                                         369,500

TOTAL COMMON STOCKS

   (cost $42,286,831)                                                                                                 37,401,499
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       148,000  (b)             148,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  148,000  (b)             148,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          148,000  (b)             148,000

TOTAL OTHER INVESTMENTS

   (cost $444,000)                                                                                                       444,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.4%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

  1.14%, 4/17/2003

   (cost $159,919)                                                                              160,000  (c)             159,918
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $42,890,750 )                                                              98.8%              38,005,417

CASH AND RECEIVABLES (NET)                                                                          1.2%                 474,219

NET ASSETS                                                                                        100.0%              38,479,636

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS---SEE NOTE 3(E).

(C) PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANIAL STATEMENTS.

                                                             The Fund 9

STATEMENT OF SECURITIES SOLD SHORT

March 31, 2003 (Unaudited)


COMMON STOCKS                                           Shares         Value ($)
-------------------------------------------------------------------------------

Teva Pharmaceutical Industries, ADR

   (proceeds $111,966)                                   3,000          124,950

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  42,890,750  38,005,417

Receivable for investment securities sold                               720,798

Receivable from brokers for proceeds on securities sold short           111,966

Dividends and interest receivable                                        48,066

Receivable for shares of Common Stock subscribed                          3,078

Prepaid expenses                                                         29,040

                                                                     38,918,365
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            55,837

Cash overdraft due to Custodian                                          16,301

Securities sold short, at value (proceeds $111,966)
  --See Statement of Securities Sold Short                              124,950

Payable for investment securities purchased                             116,363

Payable for shares of Common Stock redeemed                              72,897

Accrued expenses                                                         52,381

                                                                        438,729
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,479,636
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      51,864,123

Accumulated investment (loss)--net                                      (67,333)

Accumulated net realized gain (loss) on investments                  (8,418,837)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (4,898,317)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,479,636

NET ASSET VALUE PER SHARE

                                         Class A               Class B               Class C            Class R          Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        24,776,489            11,233,999             2,377,102             31,513           60,533

Shares Outstanding                     1,933,091               920,107               194,080              2,432            4,885
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           12.82                 12.21                 12.25              12.96            12.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $215 foreign taxes witheld at source)           332,057

Interest                                                                 1,429

TOTAL INCOME                                                           333,486

EXPENSES:

Management fee--Note 3(a)                                              158,423

Shareholder servicing costs--Note 3(c)                                 115,259

Distribution fees--Note 3(b)                                            65,256

Registration fees                                                       26,204

Professional fees                                                       17,774

Prospectus and shareholders' reports                                    12,062

Custodian fees--Note 3(c)                                                2,719

Directors' fees and expenses--Note 3(d)                                  2,118

Loan commitment fees--Note 2                                               506

Dividends on securities sold short                                         203

Miscellaneous                                                              295

TOTAL EXPENSES                                                         400,819

INVESTMENT (LOSS)--NET                                                 (67,333)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (3,179,441)

  Short sale transactions                                                5,406

Net realized gain (loss) on financial futures                           39,536

NET REALIZED GAIN (LOSS)                                            (3,134,499)

Net unrealized appreciation (depreciation) on investments            4,521,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,386,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,319,557

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (67,333)             (365,994)

Net realized gain (loss) on investments        (3,134,499)           (4,758,276)

Net unrealized appreciation (depreciation)
   on investments                               4,521,389            (7,483,402)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,319,557           (12,607,672)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --              (508,425)

Class B shares                                         --              (935,444)

Class C shares                                         --               (87,159)

Class R shares                                         --                (1,016)

Class T shares                                         --                  (414)

TOTAL DIVIDENDS                                        --            (1,532,458)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,091,868            13,839,277

Class B shares                                    897,032             3,724,227

Class C shares                                    198,321               987,387

Class R shares                                         --                 4,116

Class T shares                                     53,290                 3,966

Dividends reinvested:

Class A shares                                         --               448,129

Class B shares                                         --               813,617

Class C shares                                         --                56,111

Class R shares                                         --                 1,016

Class T shares                                         --                   414

Cost of shares redeemed:

Class A shares                                 (3,581,799)           (7,352,661)

Class B shares                                 (8,144,705)          (18,284,820)

Class C shares                                   (421,350)           (1,331,946)

Class R shares                                       (396)               (7,314)

Class T shares                                     (2,608)               (7,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (4,910,347)           (7,106,384)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,590,790)          (21,246,514)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            42,070,426            63,316,940

END OF PERIOD                                  38,479,636            42,070,426

                                                             The Fund 13


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       457,154               846,296

Shares issued for dividends reinvested                 --                25,190

Shares redeemed                                  (270,900)             (454,670)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     186,254               416,816
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        69,632               225,488

Shares issued for dividends reinvested                 --                47,496

Shares redeemed                                  (641,126)           (1,180,639)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (571,494)             (907,655)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        15,293                61,508

Shares issued for dividends reinvested                 --                 3,268

Shares redeemed                                   (32,850)              (86,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (17,557)              (21,428)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                   233

Shares issued for dividends reinvested                 --                    56

Shares redeemed                                       (29)                 (415)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (29)                 (126)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,144                   241

Shares issued for dividends reinvested                 --                    24

Shares redeemed                                      (208)                 (360)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,936                   (95)

(A) DURING THE PERIOD ENDED MARCH 31, 2003, 396,399 CLASS B SHARES REPRESENTING $5,061,728 WERE AUTOMATICALLY CONVERTED TO 378,437 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 726,508 CLASS B SHARES REPRESENTING $11,447,640 WERE AUTOMATICALLY CONVERTED TO 757,223 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                    Six Months Ended
                                      March 31, 2003                             Year Ended September 30,
                                                     -----------------------------------------------------------------------------
CLASS A SHARES                           (Unaudited)          2002          2001           2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        12.44          16.34         21.59          21.04          17.39         20.94

Investment Operations:

Investment income (loss)--net                   .00(a,b)      (.02)(a)      (.01)(a)       (.04)(a)        .06(a)        .10

Net realized and unrealized
   gain (loss) on investments                   .38          (3.49)        (4.05)          2.42           3.63         (1.44)

Total from Investment Operations                .38          (3.51)        (4.06)          2.38           3.69         (1.34)

Distributions:

Dividends from
   investment income--net                        --             --            --             --           (.00)(b)      (.05)

Dividends from net realized
   gain on investments                           --           (.39)        (1.19)         (1.83)          (.04)        (2.16)

Total Distributions                              --           (.39)        (1.19)         (1.83)          (.04)        (2.21)

Net asset value, end of period                12.82          12.44         16.34          21.59          21.04         17.39
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                            3.06(d)      (22.20)       (19.76)         11.58          21.22         (7.00)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                        .77(d)        1.46          1.27           1.33           1.31          1.25

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                        .00(d,e)       .00(e)        .01             --             --            --

Ratio of net investment income
   (loss) to average net assets                 .02(d)        (.11)         (.07)          (.17)           .29           .47

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                       --             --            --             --             --           .01

Portfolio Turnover Rate                       14.00(d)       26.81         46.13          51.17         102.85        133.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               24,776         21,738        21,735         29,520         31,482        31,824

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                    Six Months Ended
                                      March 31, 2003                                Year Ended September 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                            (Unaudited)            2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        11.91            15.77         21.02         20.67          17.22         20.85

Investment Operations:

Investment (loss)--net                         (.05)(a)         (.15)(a)      (.15)(a)      (.20)(a)       (.09)(a)      (.06)

Net realized and unrealized
   gain (loss) on investments                   .35            (3.32)        (3.91)         2.38           3.58         (1.41)

Total from Investment Operations                .30            (3.47)        (4.06)         2.18           3.49         (1.47)

Distributions:

Dividends from net realized
   gain on investments                           --             (.39)        (1.19)        (1.83)          (.04)        (2.16)

Net asset value, end of period                12.21            11.91         15.77         21.02          20.67         17.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                            2.52(c)        (22.76)       (20.32)        10.77          20.26         (7.69)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.20(c)          2.22          2.02          2.08           2.06          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                        .00(c,d)         .00(d)        .01            --             --            --

Ratio of net investment (loss)
   to average net assets                       (.42)(c)         (.91)         (.81)         (.92)          (.45)         (.28)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                       --               --            --            --             --           .01

Portfolio Turnover Rate                       14.00(c)         26.81         46.13         51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               11,234           17,763        37,839        52,617         56,833        59,144

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16

                                   Six Months Ended
                                     March 31, 2003                              Year Ended September 30,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                           (Unaudited)           2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        11.94           15.80         21.06         20.70          17.24         20.87

Investment Operations:

Investment (loss)--net                         (.05)(a)        (.14)(a)      (.15)(a)      (.19)(a)       (.08)(a)      (.06)

Net realized and unrealized
   gain (loss) on investments                   .36           (3.33)        (3.92)         2.38           3.58         (1.41)

Total from Investment Operations                .31           (3.47)        (4.07)         2.19           3.50         (1.47)

Distributions:

Dividends from net realized
   gain on investments                           --            (.39)        (1.19)        (1.83)          (.04)        (2.16)

Net asset value, end of period                12.25           11.94         15.80         21.06          20.70         17.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                            2.60(c)       (22.76)       (20.32)        10.85          20.29         (7.63)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.15(c)         2.19          1.98          2.04           2.04          1.96

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                        .00(c,d)        .00(d)        .01            --             --            --

Ratio of net investment (loss)
   to average net assets                       (.37)(c)        (.86)         (.78)         (.87)          (.43)         (.25)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                       --              --            --            --             --           .01

Portfolio Turnover Rate                       14.00(c)        26.81         46.13         51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                2,377           2,526         3,683         3,866          3,215         3,670

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                    Six Months Ended
                                      March 31, 2003                                Year Ended September 30,
                                                             -----------------------------------------------------------------------
CLASS R SHARES                           (Unaudited)           2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        12.58           16.52          21.75         21.21          17.52         21.11

Investment Operations:

Investment income (loss)--net                   .00(a,b)       (.02)(a)        .04(a)       (.02)(a)        .09(a)        .07

Net realized and unrealized
   gain (loss) on investments                   .38           (3.53)         (4.08)         2.39           3.65         (1.40)

Total from Investment Operations                .38           (3.55)         (4.04)         2.37           3.74         (1.33)

Distributions:

Dividends from
   investment income--net                        --              --             --            --           (.01)         (.10)

Dividends from net realized
   gain on investments                           --            (.39)         (1.19)        (1.83)          (.04)        (2.16)

Total Distributions                              --            (.39)         (1.19)        (1.83)          (.05)        (2.26)

Net asset value, end of period                12.96           12.58          16.52         21.75          21.21         17.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               3.02(c)       (22.20)        (19.51)        11.42          21.34         (6.89)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                        .77(c)         1.43           1.03          1.25           1.17          1.15

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                        .00(c,d)        .00(d)         .01            --             --            --

Ratio of net investment income
   (loss) to average net assets                 .02(c)         (.11)           .18          (.09)           .41           .57

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                       --              --             --            --             --           .01

Portfolio Turnover Rate                       14.00(c)        26.81          46.13         51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         32              31             43            51            302           265

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.
18



                                                       Six Months Ended
                                                         March 31, 2003                  Year Ended September 30,
                                                                       ------------------------------------------------------------
CLASS T SHARES                                               (Unaudited)           2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              12.16           16.11            21.41            21.13

Investment Operations:

Investment (loss)--net                                             (.12)(b)        (.21)(b)         (.09)(b)         (.18)(b)

Net realized and unrealized
   gain (loss) on investments                                       .35           (3.35)           (4.02)             .46

Total from Investment Operations                                    .23           (3.56)           (4.11)             .28

Distributions:

Dividends from net realized
   gain on investments                                               --            (.39)           (1.19)              --

Net asset value, end of period                                    12.39           12.16            16.11            21.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                1.89(d)       (22.84)          (20.21)            1.37(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                           2.10(d)         2.48             1.73             1.59(d)

Ratio of interest expense,
   loan committment fees and
   dividends on securities sold short
   to average net assets                                            .00(d,e)        .00(e)           .01               --

Ratio of net investment (loss)
   to average net assets                                          (1.15)(d)       (1.22)            (.50)            (.79)(d)

Portfolio Turnover Rate                                           14.00(d)        26.81            46.13            51.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                61              12               17                1

(A) THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where
applicable,    amortization    of    discount    and    pre

                                                                The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available
cash    balances    left    on    deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002, was as follows: long-term capital gains $1,532,458. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March
31,    2003,    the    fund    did    not    borrow    under   the   Facility.

22

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended March 31, 2003, the Distributor retained $648 and $0 from commissions earned on sales of fund's Class A and T shares, respectively, and $21,558 and $239 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2003, Class B, Class C and Class T shares were charged $55,460, $9,760 and $36, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, Class A, Class B, Class C and Class T shares were charged $30,991, $18,487, $3,253 and $36, respectively,
pursuant    to    the    Shareholder    Services    Plan.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $34,209 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $2,719 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it' s available cash balances in affiliated money market funds as shown in the fund's statement of Investments. Management fees are not charged to these accounts. The fund derives $3,672 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended March 31, 2003:

                                      Purchases ($)    Sales ($)
--------------------------------------------------------------------------------

Long transactions                      5,770,309      10,483,542

Short sale transactions                  356,466         473,838

     TOTAL                             6,126,775      10,957,380

24

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at March 31, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2003, there were no financial futures outstanding.

At  March  31,  2003, accumulated net unrealized depreciation on investments was
$4,885,333,   consisting   of   $3,289,072  gross  unrealized  appreciation  and
$8,174,405 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 25

                        For More Information

                        Dreyfus Premier
                        Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  320SA0303